COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

35.    COMMITMENTS AND CONTINGENCIES

Capital commitments–As of December 31, 2020, the Group had entered into purchase agreements of approximately RUB 62,616 million to acquire property, plant and equipment, intangible assets and costs related thereto.

Taxation–Management believes that it has adequately provided for tax liabilities in the accompanying condensed consolidated financial statements. However, the risk remains that the relevant tax authorities could take different positions with regard to interpretive issues and the effect could be significant.

The Group estimates the following contingent liabilities in respect of additional tax settlements:

	December 31,
	2020	2019
Contingent liabilities for additional taxes other than income tax	1,043	986
Contingent liabilities for additional income taxes	892	2,173

Licenses–Management believes that as of December 31, 2020 the Group complied with conditions of the licenses used.

Litigation–In the ordinary course of business, the Group is party to various legal, tax and customs proceedings, and subject to claims, some of which relate to developing markets and evolving fiscal and regulatory environments within MTS’s markets of operation.

Antimonopoly proceedings–In August 2018, the Federal Antimonopoly Service of Russia (“FAS Russia”) charged MTS and other federal operators with violation of antimonopoly laws in respect to establishing discriminatory terms and conditions for bulk SMS pricing for the banks with state-owned equity interest as compared to the terms and conditions for other banks and later–with establishing unreasonably high bulk SMS prices. In May 2019, FAS Russia considered that MTS had breached the provisions of antimonopoly laws in respect to establishing discriminatory terms and conditions for bulk SMS pricing and charging unreasonably high bulk SMS prices, prescribing MTS to cease its violations. MTS contested the decision and the prescription of FAS Russia in the Moscow Arbitration Court, which upheld the position of FAS Russia in November 2019, following by the Arbitration Court of Appeal in March 2020. MTS filed a cassation appeal to the Arbitration Court of the Moscow District, which also upheld the position of FAS Russia. In December 2020, MTS cassation appeal was rejected by the Judicial Chamber of the Supreme Court. Management of the Group believes that as of December 31, 2020 it has adequately provided for charges imposed by FAS Russia and other related expenses.

Potential adverse effects of economic instability and sanctions in Russia–In 2014 political and economic sanctions targeting certain Russian economic sectors were introduced by the EU, US and other countries. Sanctions were subsequently extended and there is significant uncertainty regarding the extent and timing of further sanctions. Furthermore, the Russian Ruble has significantly depreciated against the U.S. Dollar and Euro and Ruble interest rates have increased significantly after the Central Bank of Russia raised its key rate to 17% in December, 2014. In 2018, due to Russia’s ability to remain stable amid severe external shocks, Russia’s sovereign credit ratings were increased from “stable” to “positive”. The Central Bank of Russia has gradually decreased its key rate to 6.25% as of December 31, 2019 and further to 4.25% as of December 31, 2020.

These factors resulted in a lower cost of capital and a stable rate of inflation. However, in Russia there is an uneven growth dynamics, which could have a negative impact on the Group’s business including ability to obtain financing on commercially reasonable terms. The management believes it is acting appropriately to support the sustainability of the Group’s business in the current circumstances. The Group has a hedging policy in place, which partly mitigates the variability of cash outflows, denominated in foreign currencies.

In 2020 the government of Russia took actions and issued guidelines to protect public health during COVID-19 pandemic, which have affected Group's business and financial situation (as disclosed in Note 3). It's currently impossible to reliably evaluate further implications of COVID-19 pandemic for the Group's business and financial situation.

Investigations into former operations in Uzbekistan–In March 2019, the Group reached a resolution with the United States Securities and Exchange Commission (“SEC”) and the United States Department of Justice (“DOJ”) relating to the previously disclosed investigation concerning the Group’s former subsidiary in Uzbekistan.

The Group consented to the entry of an administrative cease-and-desist order (the “Order”) by the SEC.

The United States District Court for the Southern District of New York approved a deferred prosecution agreement (“DPA“) entered by the Group and a plea agreement entered into a subsidiary of the Group in Uzbekistan. Under the agreements with the DOJ and SEC, the Group agreed to pay a total penalty of USD 850 million (RUB 59.1 billion as of December 31, 2018) to the United States, which was comprised of a criminal fine, criminal forfeiture and civil penalty. The Group provided a provision of USD 850 million (RUB 55.8 billion as of the date of accrual), which was recognized as a part of discontinued operations in the consolidated statements of profit or loss for the year ended December 31, 2018. In March 2019, the Group paid the total penalty of USD 850 million (RUB 55.6 billion as of the payment date).

Under the DPA and the Order, the Group agreed to appoint and in September 2019 appointed an independent compliance monitor. Pursuant to the DPA and the Order, the monitorship will continue for a period of three years starting from the appointment date, and the term of the monitorship may be terminated early or extended depending on certain circumstances, as ultimately determined and approved by the DOJ and SEC.

Class action complaint - In March 2019, a proposed class action complaint on behalf of Shayan Salim and all other persons similarly situated has been filed in the United States District Court for the Eastern District of New York against MTS PJSC and certain of its managers. On 1 March 2021, US District Judge of Eastern District Court of New York granted MTS’s motion to dismiss with prejudice and dismissed the complaint in full.